Exhibit 32

SECTION 906 CERTIFICATION

Each of the undersigned, in connection with this Annual Report on Form 10-K of Danka Business Systems PLC (the “Company”) for the year ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ A.D. FRAZIER
A.D. Frazier Chairman of the Board (Principal Executive Officer)

July 15, 2008

/s/ Mary K. Priolo
Mary K. Priolo Assistant Secretary (Principal Accounting Officer)

July 15, 2008

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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